Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent Events

a) On January 12, 2022, the Company acquired its newbuilding LNG carrier Tenergy, which was delivered to its new owners on a sale and leaseback agreement, on the same date.

b) On January 14, 2022, the Company paid the first installments for two of its four dual fuel LNG powered aframax tankers under construction (Hull 5083 and Hull 5084), which are expected to be delivered in the fourth quarter of 2023.

c) On January 31, 2022, the Company paid a dividend of $0.59375 per share for its 9.50% Series F Preferred Shares.

d) On February 28, 2022, the Company paid a dividend of $0.54687 per share for its 8.75% Series D Preferred Shares.

e) On February 28, 2022 the Company paid a dividend of $0.57812 per share for its 9.25% Series E Preferred Shares.

f) On March 3, 2022, the Company drew down $9,268.5 for the pre-delivery financing of its DP2 shuttle tanker under construction, which is expected to be delivered in the second quarter of 2022.

g) As of April 20, 2022, the Company raised $28,653 from the sale of 3,603,697 common shares and $0.195 million from the sale of 165 Series D preferred shares, 2,239 Series E preferred shares and 5,888 Series F preferred shares.

h) As a result of the recent conflict in Ukraine, the EU, U.S. and other countries have imposed sanctions in response to Russian action. The extent to which this will impact the Company’s future results of operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted. Accordingly, an estimate of the impact cannot be made at this time.